UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2008
Commission file number: 333-144239
Tropicana Entertainment, LLC
Tropicana Finance Corp.
CP Laughlin Realty, LLC
Columbia Properties Vicksburg, LLC
JMBS Casino LLC
(Exact name of Registrant as Specified in its Charter)

Delaware Delaware Delaware Mississippi Mississippi (State or Other Jurisdiction of Incorporation or Organization)	20-5319263 20-5654040 20-0109621 38-3680199 01-0586282 (I.R.S. Employer Identification Number)
740 Centre View Blvd., Crestview Hills, Kentucky 41017
(Address of Principal Executive Offices, including Zip Code)
(859) 669-1500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Signature

Item 8.01.	Other Events.
     As previously reported, on January 28, 2008, Tropicana Entertainment, LLC (the “Company”) received a purported declaration of acceleration and notice of default (the “Initial Notice”) from Wilmington Trust Company (“WTC”), in its purported capacity as successor Trustee (as described below) under the indenture, dated as of December 28, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), governing the outstanding 9 5/8% Senior Subordinated Notes due 2014 (the “Notes”) issued by the Company and Tropicana Finance Corp. The Initial Notice, among other things, alleged that (i) an Event of Default, as defined in the Indenture, occurred under Section 5.01(c) of the Indenture and (ii) a Default, as defined in the Indenture, occurred under Section 4.06 of the Indenture, in each case, as a result of actions resulting from the refusal by the New Jersey Casino Control Commission to grant the Company’s application for plenary authorization as a casino holding company and to renew the existing license of Adamar of New Jersey, Inc. (“Adamar”), a Company affiliate, to operate the Tropicana Casino and Resort in Atlantic City, New Jersey (the “License Refusals”). The Initial Notice also declared the principal of, and accrued but unpaid interest on, all of the Notes to be immediately due and payable.
     In addition, on January 28, 2008, WTC filed a Verified Complaint (the “Complaint”) in the Court of Chancery of the State of Delaware seeking declaratory relief, injunctive relief and damages against the Company, Tropicana Finance Corp., Aztar Corporation, and certain officers of the Company. The Complaint alleged, among other things previously reported, that as a result of actions arising out of the License Refusals, an Event of Default occurred under Section 5.01(c) of the Indenture, and a Default occurred under Section 4.06 of the Indenture.
     Concurrently with its receipt of the Initial Notice, the Company received a notice stating that, as of January 28, 2008, the holders of a majority in principal amount of the Notes had removed U.S. Bank, National Association as Trustee under the Indenture and had appointed WTC as its successor in such capacity (the “Purported Appointment”). On January 30, 2008, the Company learned that U.S. Bank, National Association issued a notice to WTC stating that the Purported Appointment was ineffective because the parties signing the letter effectuating the Purported Appointment did not comply with the requirements of Section 7.08 of the Indenture. The Company believes that the Purported Appointment on January 28, 2008 was ineffective.
     On February 1, 2008, the Court of Chancery granted the Company’s request for expedited treatment of, and permitted limited discovery related to, Counts III, VII and X of the Complaint, which pertain specifically to the License Refusals. On February 8, 2008, the Company moved for summary judgment seeking dismissal on those Counts and affirmative findings that there had been no breach of Sections 5.01(c) or 4.06 of the Indenture and that the purported acceleration was invalid. WTC cross-moved for summary judgment on Counts III, VII and X on February 15, 2008. Thereafter, on February 19, 2008, the Company asserted a Counterclaim against WTC seeking a declaration that the Company has not breached Sections 5.01(c) or 4.06 of the Indenture, that no Event of Default or Default exists, and that the Initial Notice is null and void. In response to this Counterclaim, on February 20, 2008, WTC delivered a second declaration of acceleration and notice of default (the “Second Notice”) to the Company, which notice was substantially similar in substance to the Initial Notice. WTC also filed a motion for permission to serve an amended complaint alleging, among other things, the delivery of the Second Notice.
     On February 26, 2008 Vice Chancellor John W. Noble heard oral argument on the parties’ respective motions. On February 29, 2008, Vice Chancellor Noble issued a Memorandum Opinion (the “Opinion”) granting summary judgment in favor of the Company and against WTC on Counts III and X of the Complaint. In so doing, Vice Chancellor Noble determined that there had been no breach of Section 5.01(c) of the Indenture, and that, accordingly, the purported acceleration asserted in the Initial Notice and the Second Notice was invalid and ineffective. The Opinion also granted summary judgment in favor of WTC and against the Company on Count VII of the Complaint, which contains WTC’s claim under Section 4.06 of the Indenture, but only to the extent that such Count relates to the transfer of title to the assets of Adamar, which the Court found to have occurred on December 19, 2007. A failure to comply with Section 4.06, which prohibits certain “Asset Dispositions” by specified subsidiaries of the Company, would constitute an Event of Default under the Indenture only if “such failure continues for 60 days after [the Issuer’s or Notes Guarantor’s] receipt of the written notice.” As noted, WTC’s Initial Notice is dated January 28, 2008 and its Second Notice is dated February 20, 2008. Accordingly, the 60-day cure period for any technical non-compliance with Section 4.06 has not expired and no Event of Default presently exists.
     In sum, in its February 29, 2008 Opinion, the Court of Chancery rejected all but one of the contentions of WTC that it considered. In so doing, the Court of Chancery invalidated WTC’s purported acceleration of the Notes and established that there is not currently an Event of Default under the Indenture.

2

     Although no assurances can be made with respect to the outcome of any litigation, the Company believes that WTC’s remaining claims in the Complaint are unfounded. The Company is exploring all options available to it and will continue to vigorously oppose WTC’s suit.
     The information in this Current Report on Form 8-K is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

3

Signature
     Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
DATE: March 3, 2008

Tropicana Entertainment, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Tropicana Finance Corp., registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

CP Laughlin Realty, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Columbia Properties Vicksburg, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

JMBS Casino LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

4